SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 1998


  Waste Management, Inc. (Exact name of Registrant as specified in its charter)


  Delaware                      1-12154                        73-1309529
(State or other             (Commission                      (I.R.S. Employer
jurisdiction of             File Number)                    Identification No.)
incorporation)


1001 Fannin Street, Suite 4000
Houston, Texas                                                  77002
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (713) 512-6200



             (Former name or address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On August 16, 1998, the Registrant entered into an Agreement and Plan of Merger (the "Agreement") with Eastern Environmental Services, Inc., a Delaware corporation ("Eastern"). Pursuant to the terms of the Agreement, each stockholder of Eastern will receive 0.6406 shares of Registrant's common stock for each share of Eastern common stock held. The closing of the merger is subject to approval by Eastern's stockholders, certain governmental approvals, and other customary closing conditions.

     On August 17, 1998, the Registrant and Eastern issued a joint press release announcing the signing of the Agreement. A copy of the joint press release is attached as an exhibit hereto and is incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WASTE MANAGEMENT, INC.



Date:  August 17, 1998                     /s/ Gregory T. Sangalis
                                           -------------------------------------
                                           Name:  Gregory T. Sangalis
                                           Title: Senior Vice President
                                                   and Secretary

                                  EXHIBIT INDEX


Exhibit
  No.             Description

  99.1 Joint press release dated August 17, 1998, issued by the Registrant and Eastern Environmental Services, Inc.